UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

____________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

_____________________

Date of Report (Date of earliest event reported) August 6, 2002

Piccadilly Cafeterias, Inc.
(Exact name of registrant as specified in its charter)

Louisiana (State of incorporation)	1-11754 (Commission File Number)	72-0604977 (IRS Employer Identification No.)

3232 Sherwood Forest Boulevard, Baton Rouge, Louisiana (Address of principal executive offices)	70816 (Zip Code)

(225) 293-9440
(Registrant's telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

Item 5. Other Events.

            On August 6, 2002, the Company issued a press release, filed herewith as Exhibit 99.1, announcing that the Company will record a pension liability and reporting a change in the Company's fiscal year. On August 15, 2002, the Company issued a press release, filed herewith as Exhibit 99.2, announcing the operating results for its fiscal year and fourth quarter ended July 2, 2002.

Item 7. Financial Statements and Exhibits
(c)	Exhibits.
	99.1	Press Release dated August 6, 2002.
	99.2	Press Release dated August 15, 2002.

SIGNATURE

                Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

PICCADILLY CAFETERIAS, INC.

By: /S/ W. SCOTT BOZZELL
W. Scott Bozzell Executive Vice President and Secretary
Date: August 16, 2002